                                                                   EXHIBIT 10.15

================================================================================


                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of June 11, 1997

                                 by and between

                            LESLIE'S POOLMART, INC.,

                                      and

                           BT SECURITIES CORPORATION
                             (as Initial Purchaser)


================================================================================

                                  $90,000,000

                         10-3/8% SENIOR NOTES DUE 2004

          This Registration Rights Agreement is dated as of June 11, 1997, by and between Leslie's Poolmart, Inc., a Delaware corporation (the "Issuer") and
                                                                  ------
BT Securities Corporation (the "Initial Purchaser").
                                -----------------

          This Agreement is made pursuant to the Purchase Agreement, dated June 6, 1997, between the Issuer and the Initial Purchaser (the "Purchase
                                                            --------
Agreement").  In order to induce the Initial Purchaser to enter into the
---------
Purchase Agreement, the Issuer has agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

          The parties hereby agree as follows:

1.  Definitions
    -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  As defined in Section 4(a) hereof.
          -------------------

          Affiliate:  With respect to any specified person, "Affiliate" shall
          ---------
mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement:  This Registration Rights Agreement, as the same may be
          ---------
amended, supplemented or modified from time to time in accordance with the terms hereof.

          Business Day:  Any day except a Saturday, a Sunday or a day on which
          ------------
banking institutions in New York, New York generally are required or authorized by law or other government action to be closed.

          Consummate or consummate:  When used to qualify the term "Exchange
          ------------------------
Offer," shall mean validly and lawfully to issue and deliver the Exchange Notes pursuant to the Exchange Offer for all Notes validly tendered and not validly withdrawn pursuant thereto in accordance with the terms of this Agreement.

          Consummation Date:  The date that is 45 days immediately following the
          -----------------
date that the Exchange Registration Statement shall have been declared effective by the SEC.

          Effectiveness Period:  As defined in Section 3(a) hereof.
          --------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations promulgated by the SEC pursuant thereto.

          Exchange Date:  As defined in Section 2(d) hereof.
          -------------

          Exchange Notes:  The 10-3/8% Senior Notes due 2004 of the Issuer, that
          --------------
are identical to the Notes in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as provided in the Indenture (or the indenture pursuant to which the Exchange Notes are issued), and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

          Exchange Offer:  An offer to issue, in exchange for any and all of the
          --------------
Notes, a like aggregate principal amount of Exchange Notes, which offer shall be made by the Issuer pursuant to Section 2 hereof.

          Exchange Offer Filing Date:  As defined in Section 2(a).
          --------------------------

          Exchange Registration Statement:  As defined in Section 2(a) hereof.
          -------------------------------

          Indemnified Person:  As defined in Section 7(a) hereof.
          ------------------

          Indenture:  The Indenture, dated as of June 11, 1997, between the
          ---------
Issuer and U.S. Trust Company of California, N.A. as trustee thereunder, pursuant to which the Notes are issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchaser:  As defined in the preamble hereof.
          -----------------

          Issue Date:  As defined in Section 2(a).
          ----------

          Issuer:  As defined in the preamble hereof.
          ------

          Notes:  The 10-3/8% Senior Notes due 2004 of the Issuer issued
          -----
pursuant to the Indenture.

          Participating Broker-Dealer:  As defined in Section 2(e) hereof.
          ---------------------------

          Private Exchange:  As defined in Section 2(c) hereof.
          ----------------

          Private Exchange Notes:  As defined in Section 2(c) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes, Exchange Notes or Private Exchange Notes covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          Registration Default:  As defined in Section 4(a) hereof.
          --------------------

          Registration Statement:  Any registration statement of the Issuer that
          ----------------------
covers any of the Notes, Exchange Notes or Private Exchange Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          Rule 144A:  Rule 144A promulgated by the SEC pursuant to the
          ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 144(k):  Rule 144(k) promulgated by the SEC pursuant to the
          -----------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 158:  Rule 158 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 174:  Rule 174 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 415:  Rule 415 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 424:  Rule 424 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations promulgated by the SEC thereunder.

          Shelf Filing Event:  As defined in Section 3(a) hereof.
          ------------------

          Shelf Registration:  As defined in Section 3(a) hereof.
          ------------------

          Shelf Registration Statement:  As defined in Section 3(a) hereof.
          ----------------------------

          Special Counsel:  Such special counsel to the holders of Transfer
          ---------------
Restricted Notes as shall be agreed upon by the Issuer and holders of a majority in aggregate principal amount of Transfer Restricted Notes, the reasonable expenses of which holders of Transfer Restricted Notes will be reimbursed by the Issuer pursuant to Section 6 hereof.

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Transfer Restricted Note:  Each Note, upon original issuance thereof,
          ------------------------
and at all times subsequent thereto, each Exchange Note as to which Section 3(a)(ii) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) the date on which any such Note has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Note (other than with respect to an Exchange Note as to which Section 3(a)(ii) hereof applies) pursuant to the Exchange Offer,
(ii) with respect to Exchange Notes received by Participating Broker-Dealers in the Exchange Offer, the earlier of (x) the date on which such Exchange Note has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Registration Statement and (y) the date on which the Exchange Registration Statement has been effective under the Securities Act for a period of six months after the Consummation Date, (iii) a Shelf Registration Statement covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Shelf Registration Statement, (iv) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, is eligible for distribution to the public without volume or manner of sale restrictions pursuant to Rule 144(k) or
(v) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or any other indenture under which such Exchange Note or Private Exchange Note was issued.

          Trustee:  The trustee under the Indenture.
          -------

          underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
connection with which securities are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.  Exchange Offer
    --------------

          (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the

Issuer shall (A) prepare and, on or prior to 60 days after the date of original issuance of the Notes (the "Issue Date") (the "Exchange Offer Filing Date"),
                            ----------         --------------------------
file with the SEC a Registration Statement under the Securities Act with respect to an offer by the Issuer to the holders of the Notes to issue and deliver to such holders, in exchange for Notes, a like principal amount of Exchange Notes,
(B) use its best efforts to cause the Registration Statement relating to the Exchange Offer to be declared effective by the SEC under the Securities Act on or prior to 150 days after the Issue Date, and (C) commence the Exchange Offer and use its best efforts to issue, on or prior to the Consummation Date, the Exchange Notes. The offer and sale of the Exchange Notes pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on an appropriate form (the "Exchange Registration Statement") and duly registered or
                       -------------------------------
qualified under all applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the staff of the SEC. Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuer shall have no further registration obligations other than with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and (iii) Notes or Exchange Notes as to which Section 3(a)(iii) hereof applies. No securities shall be included in the Exchange Registration Statement other than the Exchange Notes.

          (b) The Issuer may require each holder of Notes, as a condition to its participation in the Exchange Offer, to represent to the Issuer and its counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such holder will be acquired in the ordinary course of its business, (ii) such holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes and (iii) such holder is not an Affiliate of the Issuer, or if it is an Affiliate of the Issuer, it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable.

          If the holder is not a broker-dealer, it will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes. If the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes.

          (c)  If, prior to consummation of the Exchange Offer, the
Initial Purchaser holds any Notes acquired by them and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other holder of Notes is not entitled to participate in the Exchange Offer, the Issuer, upon the request of the Initial Purchaser or any such holder, shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser and any such holder, in exchange (the "Private Exchange") for such
                                                 ----------------
Notes held by the Initial Purchaser and any such holder, a like principal amount of debt securities of the Issuer, that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and which are issued pursuant
                         ----------------------
to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          (d) Unless the Exchange Offer would not be permitted by any applicable law or interpretation of the staff of the SEC, the Issuer shall mail the Exchange Offer Prospectus and appropriate accompanying documents, including appropriate letters of transmittal, to each holder of Notes providing, in addition to such other disclosures as are required by applicable law:

            (i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

            (ii) the date of acceptance for exchange (the "Exchange Date"),
                                                           -------------
     which date shall in no event be later than the Consummation Date (unless otherwise required by applicable law);

            (iii) that a holder of a Note electing to have a Note exchanged pursuant to the Exchange Offer will be required to surrender such Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

            (iv) that holders of Notes that do not tender all such securities pursuant to the Exchange Offer may no longer have any registration rights hereunder with respect to Notes not tendered.

          Promptly after the Exchange Date, the Issuer shall:

            (i) accept for exchange all Notes or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer; and

            (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Issuer, and issue, cause the Trustee under the Indenture (or the indenture pursuant to which the Exchange Notes are issued) to authenticate, and mail to each holder of Notes, Exchange Notes equal in principal amount to the principal amount of the Notes surrendered by such holder.

          (e)  The Issuer and the Initial Purchaser acknowledge that the staff of the SEC has taken the position that any broker-dealer that owns Exchange Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an
                       ---------------------------
"underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

          The Issuer and the Initial Purchaser also acknowledge that it is the SEC staff's position that if the Prospectus contained in the Exchange Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          In light of the foregoing, if requested by a Participating Broker-Dealer, the Issuer agrees (x) to use its best efforts to keep the Exchange Registration Statement continuously effective for a period of up to six months after the Consumma-tion Date or such earlier date as each Participating Broker-Dealer shall have notified the Issuer in writing that such Participating Broker-Dealer has resold all Exchange Notes acquired in the Exchange Offer, (y) to comply with the provisions of Section 5 of this Agreement, as they relate to the Exchange Offer and the Exchange Registration Statement, and (z) to deliver to such Participating Broker-Dealer a "cold comfort" letter of the independent public accountants of the Issuer and a legal opinion as to matters reasonably requested by such Participating Broker-Dealer relating to the Exchange Registration Statement and the related Prospectus and any amendments or supplements thereto.

          (f) The Initial Purchaser shall have no liability to any Participating Broker-Dealer with respect to any request made pursuant to Section 2(e).

          (g) Interest on the Exchange Notes and the Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of the original issuance of the Notes.

          (h) The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

3.  Shelf Registration
    ------------------

          (a) If (i) the Issuer is not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by any applicable law or applicable interpretation of the staff of the SEC or (ii) any holder of a Note notifies the Issuer on or prior to the 30th day following the Issue Date that (A) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (B) due to a change in law or policy it may not resell Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Registration Statement is not ap-
propriate or available for such resales by such holder or (C) it owns Notes (including the Initial Purchaser that holds Notes as part of an unsold allotment from the original offering of the Notes) acquired directly from an Issuer or an Affiliate of an Issuer or (iii) any holder of Private Exchange Notes so requests after the consummation of the Private Exchange or (iv) the Issuer has not consummated the Exchange Offer within 150 days after the Issue Date (each such event referred to in clauses(i) through (iv), a "Shelf Filing Event"), the
                                                 ------------------
Issuer shall cause to be filed with the SEC pursuant to Rule 415 a shelf registration statement (the "Shelf Registration Statement") prior to the later
                             ----------------------------
of (x) 60 days after the Issue Date or (y) 60 days after the occurrence of such Shelf Filing Event, relating to all Transfer Restricted Notes (the "Shelf
                                                                    -----
Registration") the holders of which have provided the information required
------------
pursuant to Section 3(b) hereof (provided that if the Shelf Filing Event arises
                                 --------
pursuant to clause (iv) above, the Issuer shall file the Shelf Registration Statement on or prior to 151st day after the Issue Date), and shall use its best efforts to have the Shelf Registration Statement declared effective by the SEC as promptly as possible and in any event on or prior to 90 days after the filing of such Shelf Filing Event. In such circumstances, the Issuer shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, until (A) 24 months following the Issue Date or (B) if sooner, the date immediately following the date that all Transfer Restricted Notes covered by the Shelf Registration Statement have been sold pursuant thereto or otherwise cease to be Transfer Restricted Notes (the "Effectiveness
                                                                 -------------
Period"); provided that the Effectiveness Period shall be extended to the
------    --------
extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174.

          (b) No holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such holder furnishes to the Issuer in writing, within 30 days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No holder of Transfer Restricted Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such holder shall have provided all such reasonably requested information. Each holder of Transfer Restricted Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such holder not materially misleading.

4.  Additional Interest
    -------------------

          (a) The parties hereto agree that the holders of Transfer Restricted Notes will suffer damages if the Issuer fails to fulfill its obligations pursuant to Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that
(i) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the SEC on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Exchange Offer is required to be Consummated hereunder, the Issuer has not exchanged Exchange Notes for all Notes validly tendered and not validly withdrawn in accordance with the terms of the Exchange Offer by the Consummation Date or (iv) the applicable Registration Statement is filed and declared effective but shall thereafter cease to be effective or usable in connection with the Exchange Offer or resales of Transfer Restricted Notes during a period in which it is required to be effective hereunder without being succeeded immediately by any additional Registration Statement covering the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, which has been filed and declared effective (each such event referred to in clauses (i) through
(iv), a "Registration Default"), then the interest rate on Transfer Restricted
         --------------------
Notes will increase ("Additional Interest"), with respect to the first 90-day
                      -------------------
period immediately following the occurrence of such Registration Default, by 0.5% per annum and will increase by an additional 0.5% per annum with respect to each subsequent 90-day period until such Registration Default has been cured, up to a maximum amount of 2.0% per annum with respect to all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and upon the cure of all Registration Defaults the interest rate will revert to the original rate.

          (b) The Issuer shall notify the Trustee and paying agent under the Indenture (or the trustee and paying agent under such other indenture under which any Transfer Restricted Notes are issued) immediately upon the happening of each and every Registration Default. The Issuer shall pay the Additional Interest due on the Transfer Restricted Notes by depositing with the paying agent (which shall not be the Issuer for these purposes) for the Transfer Restricted Notes, in trust, for the benefit of the holders thereof, prior to 11:00 A.M. on the next interest payment date specified by the Indenture (or such other indenture), sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture (or such other indenture) to the record holders entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the applicable Registration Default.

          (c) The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that will be suffered by holders of Transfer Restricted Notes by reason of the happening of any Registration Default.

5.  Registration Procedures
    -----------------------

          In connection with the Issuer's registration obligations hereunder, the Issuer shall effect such registrations on the appropriate form available for the sale of the Notes, the Exchange Notes or Private Exchange Notes, as applicable, to (i) in the case of the Exchange Offer, permit the exchange of Exchange Notes for Notes in the Exchange Offer and, if applicable, resales of Exchange Notes by Participating Broker-Dealers and (ii) in the case of a Shelf Registration, permit the sale of the applicable Transfer Restricted Notes in accordance with the method or methods of disposition thereof specified by the holders of such Transfer Restricted Notes, and pursuant thereto the Issuer shall as expeditiously as possible:

          (a)  In the case of a Shelf Registration, a reasonable period of time prior to the initial filing of a Shelf Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the holders of the Transfer Restricted Notes included in such Shelf Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Issuer, counsel to the Issuer and independent certified public accountants to the Issuer to respond to such reasonable in-
     quiries as shall be necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the foregoing inspection
                                        --------
     and information gathering shall be coordinated on behalf of any other persons, by one counsel designated by and on behalf of such other persons; provided, however, that the Issuer shall not be deemed to have kept a Shelf
     --------  -------
     Registration Statement effective during the applicable period if it voluntarily takes any unreasonable action or voluntarily fails to take any reasonable action that results in holders of the Transfer Restricted Notes covered thereby not being able to sell such Transfer Restricted Notes pursuant to Federal securities laws during that period. The Issuer shall not file any such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto which the holders of a majority in principal amount of the Transfer Restricted Notes included in such Shelf Registration Statement shall reasonably object on a timely basis;

          (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) Notify the holders of Transfer Restricted Notes to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Notes, Exchange Notes or Private Exchange Notes for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known to the Issuer that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of the determination by the Issuer that a post-effective amendment to a Registration Statement would be appropriate;

          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Notes, Exchange Notes or Private Exchange Notes for sale in any jurisdiction, at the earliest practicable moment;

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 hereof and if requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Transfer Restricted Notes being sold pursuant to such Shelf Registration Statement,
     (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Issuer has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement;

          (f) Upon written request to the Issuer by a holder of Notes, Exchange Notes or Private Exchange Notes to be exchanged or sold pursuant to a Registration Statement, their Special Counsel and each managing underwriter, if any, without charge, furnish at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

          (g) Deliver to each holder of Notes, Exchange Notes or Private Exchange Notes to be exchanged or sold pursuant to a Registration Statement, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Transfer Restricted Notes and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Notes in accordance with the terms thereof and with U.S. Federal securities laws and Blue Sky laws covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of Notes, Exchange Notes or Private Exchange Notes, use its best efforts to register or qualify or cooperate with the holders of Notes, Exchange Notes or Private Exchange Notes to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Notes, Exchange Notes or Private Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Notes, Exchange Notes or Private Exchange Notes covered by the applicable Registration Statement; provided, however, that the Issuer shall not be
                             --------  -------
     required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not so subject;

          (i) In connection with any sale or transfer of Transfer Restricted Notes that will result in such securities no longer being Transfer Restricted Notes, cooperate with the holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Notes to be in such denominations and registered in such names as the managing underwriters, if any, or such holders may request at least two Business Days prior to any sale of Transfer Restricted Notes;

          (j) Upon the occurrence of any event contemplated by Section 5(c)(v), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (k) Use its best efforts to cause the Notes, Exchange Notes or Private Exchange Notes covered by the applicable Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority in aggregate principal amount of Transfer Restricted Notes being sold pursuant to such Registration Statement or the managing underwriter or underwriters, if any.

          (l) Prior to the effective date of the Exchange Registration Statement, to provide a CUSIP number for the Exchange Notes (and Private Exchange Notes, if applicable);

          (m) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Transfer Restricted Notes being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Notes, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Transfer Restricted Notes and the underwriters, if any, with respect to the business of the Issuer and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when customarily requested; (ii) obtain opinions of counsel to the Issuer and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Transfer Restricted Notes being sold), addressed to each selling holder of Transfer Restricted Notes and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and the managing underwriters, in any; (iii) obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer or any such subsidiary for which financial statements and financial data is, or is required to be, included in the Shelf Registration Statement), addressed (where reasonably possible) to each selling holder of Transfer Restricted Notes and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in

     "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to holders of a majority in aggregate principal amount of Transfer Restricted Notes covered by such Shelf Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Transfer Restricted Notes being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer;

          (n) In the case of a Shelf Registration, make available for inspection by any selling holder of Transfer Restricted Notes being sold, any underwriter participating in any such disposition of Transfer Restricted Notes, if any, and any attorney, accountant or other agent retained by any such selling holders or underwriter, (collectively, the
     "Inspectors"), at the offices where normally kept, during reasonable
      ----------
     business hours, all relevant financial and other records, pertinent corporate documents and instruments of the Issuer and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable
                         -------
     them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuer determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agree-ment, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling holder of such Transfer Restricted Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such information is generally available to the public. Each selling holder of such Transfer Restricted Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuer's sole expense;

          (o) Provide an indenture trustee for the Notes and/or the Exchange Notes and Private Exchange Notes, as the case may be, and cause an indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Notes and/or the Exchange Notes and Private Exchange Notes, as the case may be; and if such indenture shall be the Indenture, in connection therewith, cooperate with the Trustee and the holders of the Notes and/or the Exchange Notes and Private Exchange Notes, to effect such changes to the Indenture, if any, as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause the Trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Notes are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Regis-tration Statement, which statement shall cover said period, consistent with the requirements of Rule 158;

          (q) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuer, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all holders of Exchange Notes of Private Exchange Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms;

          (r) Cooperate with each seller of Transfer Restricted Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

          (s) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Transfer Restricted Notes covered by a Registration Statement contemplated hereby.

          The Issuer may require a holder of Transfer Restricted Notes to be included in a Registration Statement to furnish to the Issuer such information regarding the distribution of such Transfer Restricted Notes as is required by law to be disclosed in such Registration Statement and the Issuer may exclude from such Registration Statement the Transfer Restricted Notes of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          In the case of a Shelf Registration pursuant to Section 3 hereof, each holder of Transfer Restricted Notes agrees by acquisition of such Transfer Restricted Notes that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, such holder will forthwith discontinue disposition of such Transfer Restricted Notes covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing by the Issuer that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

6.  Registration Expenses
    ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer whether or not any Registration Statement is filed or becomes effective and whether or not any Notes, Exchange Notes or Private Exchange Notes are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Notes, Exchange Notes and Private Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Issuer and the Special Counsel (not to exceed one firm of counsel (in addition to appropriate local counsel)) and out-of-pocket expenses (other than legal expenses) of holders of Transfer Restricted Notes incurred in connection with the registration and sale of such notes pursuant to a Shelf Registration Statement or in connection with the exchange thereof pursuant to the Exchange Offer, (v) fees and disbursements of all independent certified public accountants referred to in Section 2(e) and Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) rating agency fees, if any, and any fees associated with making the Transfer Restricted Notes eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Issuer desires such insurance, (viii) fees and expenses of all other persons retained by the Issuer,
(ix) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securi-ties exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.  Indemnification
    ---------------

          (a)  The Issuer agrees to indemnify and hold harmless each
Holder of Transfer Restricted Notes, the affiliates, directors, officers, agents, representatives and employees of each such person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses,
                       -----------
claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Issuer will
                                      --------  -------
not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuer in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Transfer Restricted Notes which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Issuer in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Transfer Restricted Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuer, its directors and officers and each Person who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuer in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Issuer. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Transfer Restricted Notes giving rise to such obligations.

          (c)  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person")
                                                          ------------------
shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of
 -------------------
the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Transfer Restricted Notes sold by all such Participants and any such separate firm for the Issuer, its directors, its officers and such control Persons of the Issuer shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the
                                              --------  -------
Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance rea-sonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e)  The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata
                                                              --------
allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified

Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Transfer Restricted Notes exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.  Rule 144A
    ---------

          The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuer is not required to file such reports, it will, upon the request of any holder of Transfer Restricted Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Issuer further covenants for so long as any Transfer Restricted Notes remain outstanding, to make available to any holder or beneficial owner of Transfer Restricted Notes in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Notes from such holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Notes pursuant to Rule 144A.

9.  Underwritten Registrations
    --------------------------

          If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in such offering and reasonably acceptable to the Issuer.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a)  No Inconsistent Agreements.  The Issuer has not entered, as
               --------------------------
of the date hereof, and the Issuer will not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the holders of Transfer Restricted Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuer's other issued and outstanding securities under any such agreements. The Issuer has not entered and the Issuer will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

          (b)  Adjustments Affecting Transfer Restricted Notes. The Issuer
               -----------------------------------------------
will not, directly or indirectly, take any action with respect to the Transfer Restricted Notes as a class that would adversely affect the ability of the holders of Transfer Restricted Notes to include such Transfer Restricted Notes in a registration undertaken pursuant to this Agreement.

          (c)  Amendments and Waivers. The provisions of this Agreement
               ----------------------
may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Notes; provided,
                                                                    --------
however, that Section 7 and this Section 10(c) may not be amended, modified or
-------
supplemented without the prior written consent of each holder of Transfer Restricted (including any person who was a holder of Transfer Restricted Notes, disposed of pursuant to any Registration

Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Transfer Restricted Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other holders of Transfer Restricted Notes may be given by holders of at least a majority in aggregate principal amount of the Transfer Restricted Notes being sold by such holders pursuant to such Registration Statement; provided, however, that the provisions
                                         --------  -------
of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d)  Notices.
          --------

          All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          1. if to a holder of Transfer Restricted Notes, at the most current address of such holder set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchaser as follows:

               BT Securities Corporation
               One Bankers Trust Plaza
               130 Liberty Street
               New York, New York  10006
               Facsimile No:  (212) 250-7200
               Attention:  Corporate Finance Department

          2.  if to the Initial Purchaser, at the addresses specified in
Section 10(d)(1);

          3.  if to the Issuer, as follows:

               Leslie's Poolmart, Inc.
               20630 Plummer Street
               Chatsworth, California  91311
               Facsimile No:  (818) 993-1930
               Attention:  General Counsel

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for express assignment, subsequent holders of Notes, Exchange Notes and Private Exchange Notes and each Indemnified Person.

          (f)  Counterparts.  This Agreement may be executed in any number
               ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

          (g)  Governing Law; Submission to Jurisdiction.  THIS AGREEMENT
               -----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

          (h)  Severability.  The remedies provided herein are cumulative
               ------------
and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (i)  Headings.  The headings in this Agreement are for
               --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          (j)  Notes Held by The Issuer or its Affiliates.  Whenever the
               ------------------------------------------
consent or approval of Holders of a specified percentage of Transfer Restricted Notes is required hereunder, Transfer Restricted Notes held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k)  Third Party beneficiaries. Holders of Transfer Restricted
               -------------------------
Notes are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such persons.

          (l)  Entire Agreement.  This Agreement, together with the
               ----------------
Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Notes, the Exchange Notes and the Private Exchange Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                              THE ISSUER:

                              LESLIE'S POOLMART, INC.

                              By:/s/ Brian P. McDermott
                                 ----------------------------------
                                 Name: Brian P. McDermott

                                 Title: Chief Executive Officer

THE INITIAL PURCHASER:

BT SECURITIES CORPORATION

By: /s/ Kate W. Cook
   -------------------------
   Name: Kate W. Cook

   Title: Managing Director